SHARE- BASED COMPENSATION (Schedule of Compensation Cost of Equity-Based Awards) (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2022	Jun. 30, 2021
Disclosure of terms and conditions of share-based payment arrangement [abstract]
Research and development, net	$ 502	$ 532
Business development	206	269
General and administrative	122	288
Total share-based compensation	$ 830	$ 1,089